Ivy Funds

Supplement dated March 30, 2016 to the

Ivy Funds Prospectus

dated July 31, 2015

and as supplemented October 30, 2015, January 29, 2016 and March 2, 2016

The following replaces the “Portfolio Manager” section for Ivy Cundill Global Value Fund on page 83:

Portfolio Managers

Andrew Massie, Senior Vice President, Investments, and Portfolio Manager for Mackenzie, has managed the Fund since December 2007, and Jonathan D. Norwood, Vice President, Investments, and Portfolio Manager for Mackenzie, and Richard Y.C. Wong, Vice President, Investments, and Portfolio Manager for Mackenzie, have managed the Fund since March 2016. Effective August 31, 2016, Mr. Massie will no longer serve as a portfolio manager of the Fund.

The following replaces the “The Management of the Funds — Portfolio Management” section for Ivy Cundill Global Value Fund on page 219:

Ivy Cundill Global Value Fund: Andrew Massie, Jonathan D. Norwood and Richard Y.C. Wong are primarily responsible for the day-to-day portfolio management of Ivy Cundill Global Value Fund.

Mr. Massie has held his Fund responsibilities since December 2007. He currently is Senior Vice President, Investments, and Portfolio Manager with Mackenzie’s Cundill investment team. Mr. Massie was with the predecessor of the Cundill investment team, Cundill Investment Research Ltd., since 1998, and prior to that, Peter Cundill & Associates Ltd., Vancouver, since 1984, serving in a variety of capacities, most recently as a portfolio manager. Mr. Massie’s educational experience includes first year studies in the Business Program at Langara College, the Canadian Securities Course, Third Year Certified General Accountant (CGA) Program, and the Canadian Investment Manager Program (CIM). Effective August 31, 2016, Mr. Massie will no longer serve as a portfolio manager of the Fund.

Mr. Norwood has held his Fund responsibilities since March 2016. He currently is Vice President, Investments, and Portfolio Manager with Mackenzie’s Cundill investment team. Mr. Norwood joined Mackenzie in 2016. Prior to joining Mackenzie, he was a Vice President and Portfolio Manager at Assumption Life / Louisbourg Investments from 2009 until 2016. Mr. Norwood has a Bachelor of Commerce (Finance / Economics) from Saint Mary’s University, as well as an MBA from Dalhousie University. He is a CFA charterholder.

Mr. Wong has held his Fund responsibilities since March 2016. He currently is Vice President, Investments, and Portfolio Manager with Mackenzie’s Cundill investment team. Mr. Wong joined Mackenzie in 2016. Prior to joining Mackenzie, he was a global portfolio manager at Lincluden Investment Management from 1997 until 2015. Mr. Wong has a Bachelor of Commerce (Finance) with honors from the University of British Columbia. He is a CFA charterholder.

Effective May 2, 2016, the following replaces the tables in the “Your Account — Choosing a Share Class — Calculation of Sales Charges on Class A and Class E Shares” section on pages 224-225:

Calculation of Sales Charges on Class A and Class E Shares

For all Funds except for Ivy Limited-Term Bond Fund, Ivy Municipal Bond Fund and Ivy Municipal High Income Fund
Size of Purchase	Sales Charge as Percent of Offering Price[1]	Sales Charge as Approx. Percent of Amount Invested	Reallowance to Dealers as Percent of Offering Price
under $50,000	5.75%	6.10%	5.00%
$50,000 to less than $100,000	5.25	5.54	4.50
$100,000 to less than $200,000	4.75	4.99	4.00
$200,000 to less than $300,000	3.50	3.63	2.80
$300,000 to less than $500,000	2.50	2.56	2.00
$500,000 to less than $1,000,000	1.50	1.52	1.20
$1,000,000 and over[2]	0.00	0.00	see below

Supplement	Prospectus	1

Ivy Limited-Term Bond Fund (for Class A and Class E shares)
Size of Purchase	Sales Charge as Percent of Offering Price[1]	Sales Charge as Approx. Percent of Amount Invested	Reallowance to Dealers as Percent of Offering Price
under $250,000	2.50%	2.56%	2.00%
$250,000 and over[2]	0.00	0.00	see below

Ivy Municipal Bond Fund and Ivy Municipal High Income Fund (for Class A shares only)
Size of Purchase	Sales Charge as Percent of Offering Price[1]	Sales Charge as Approx. Percent of Amount Invested	Reallowance to Dealers as Percent of Offering Price
under $50,000	4.25%	4.44%	3.60%
$50,000 to less than $100,000	3.75	3.90	3.25
$100,000 to less than $300,000	3.25	3.36	2.75
$300,000 to less than $500,000	2.50	2.56	2.00
$500,000 to less than $1,000,000	1.50	1.52	1.20
$1,000,000 and over[2]	0.00	0.00	see below

[1]

Due to the rounding of the NAV and the offering price of a Fund to two decimal places, the actual sales charge percentage calculated on a particular purchase may be higher or lower than the percentage stated above.

[2]

No sales charge is payable at the time of purchase on investments of $1 million or more ($250,000 or more for Ivy Limited-Term Bond Fund), although for such investments the Fund will impose a contingent deferred sales charge (CDSC) of 1% on certain redemptions made within 12 months of the purchase. The CDSC is assessed on an amount equal to the lesser of the then-current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in NAV above the initial purchase price.

2	Prospectus	Supplement